Exhibit 10.2

                          SUBSEQUENT PURCHASE AGREEMENT

         This Subsequent Purchase Agreement dated as of ____________, ____ (the "Agreement"), is between THE CIT GROUP SECURITIZATION CORPORATION II, as purchaser (the "Purchaser"), and THE CIT GROUP/SALES FINANCING, INC., as seller (the "Seller").

         Reference is hereby made to the Purchase Agreement dated as of ____________, ____ between the parties hereto (the "Purchase Agreement") pursuant to which the Purchaser purchased from the Seller the marine installment sales contracts set forth on Exhibit A thereto (the "Initial Contracts"). The Purchaser sold the Initial Contracts to the trust established pursuant to the Trust Agreement dated as of ____________, ____ between the Purchaser and [____________________], as trustee (the "Owner Trustee").

         Pursuant to the Sale and Servicing Agreement dated as of ____________, ____ between CIT Marine Trust ____-_ (the "Trust"), the Purchaser and the Seller, the Purchaser agreed to purchase from the Seller and the Seller agreed to sell to the Purchaser, subject to the terms and conditions set forth in
Section 3.01D of the Sale and Servicing Agreement, Subsequent Contracts for the fixed purchase price specified in the Sale and Servicing Agreement for delivery on the date specified herein. The purchase price for any Subsequent Contract will be funded from money on deposit in the Pre-Funding Account during the Funding Period. The purchase of any Subsequent Contract by the Purchaser must be evidenced by the execution and delivery of a Subsequent Purchase Agreement substantially in the form of Exhibit B to the Sale and Servicing Agreement. Accordingly, subject to the terms hereof and the Sale and Servicing Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, the marine installment sales contracts set forth on Exhibit A hereto (collectively, the "Subsequent Contracts"), having an aggregate outstanding principal balance as of ____________, ____ (the "Subsequent Cut-Off Date") of $___________.

         The Purchaser and the Seller wish to prescribe the terms and conditions of the purchase by the Purchaser of the Subsequent Contracts and the servicing and administration of the Subsequent Contracts.

         In consideration of the premises and the mutual agreements hereinafter set forth, the Purchaser and the Seller agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Sale and Servicing Agreement. All references in this Agreement to Articles, Sections, subsections and exhibits are to the same contained in or attached to this Agreement unless otherwise specified.

                                   ARTICLE II

           SALE AND CONVEYANCE OF SUBSEQUENT CONTRACTS; CONTRACT FILES

         SECTION 2.1. Sale and Conveyance of Contracts. On ____________, ____ (the "Subsequent Transfer Date"), subject to the terms and conditions hereof, the Seller shall sell, transfer, assign absolutely, set over and otherwise convey to the Purchaser as of the Subsequent Transfer Date (i) all the right, title and interest of the Company in and to the Subsequent Contracts and all the rights, benefits, and obligations arising from and in connection with each Subsequent Contract, (ii) the security interests in the Subsequent Financed Boats granted by the Obligors pursuant to the Subsequent Contracts, (iii) all payments received by the Company on or with respect to the Subsequent Contracts on or after the Subsequent Cut-off Date (exclusive of payments with respect to Post Cut-off Date Insurance Add-Ons), (iv) the interest of the Company in any Subsequent Financed Boat (including any right to receive future Net Liquidation Proceeds) that secures the Subsequent Contracts and that shall have been repossessed by the Servicer by or on behalf of the Trust; (v) all rights of the Company to proceeds of Insurance Policies covering the Obligors and the Subsequent Contracts, (vi) the proceeds from any Servicer's Errors and Omissions Protection Policy, any fidelity bond and any blanket hazard policy, to the extent such proceeds relate to any Subsequent Financed Vehicle, (vii) all rights of recourse against any cosigner or under any personal guarantee with respect to the Subsequent Contracts (other than any right as against a Dealer under a Dealer Agreement), (viii) all proceeds in any way derived from any of the foregoing items, and (ix) all documents contained or required to be contained in the Contract Files relating to the Subsequent Contracts. The parties intend and agree that the conveyance of the Seller's right, title and interest in and to the Subsequent Contracts (and all rights, entitlements and amounts listed above) pursuant to this Agreement shall constitute an absolute sale.

         SECTION 2.2.  Purchase Price; Payments on the Subsequent Contracts.

                  (a) The purchase price for the Subsequent Contracts shall be an amount equal to $___________, which is the aggregate outstanding principal balance of the Subsequent Contracts transferred pursuant to this Agreement as of the Subsequent Cut-off Date, and the Seller hereby acknowledges receipt of such amount in respect of the sale of the Subsequent Contracts hereunder. Such purchase price shall be payable in immediately available funds on the Subsequent Transfer Date from funds on deposit in the Pre-Funding Account.

                  (b) The Purchaser shall be entitled to all payments of principal and interest received on or after the Subsequent Cut-off Date. All payments of principal and interest received before the Subsequent Cut-off Date shall belong to the Seller. The Seller shall hold in trust for the Purchaser and shall promptly remit to the Purchaser, any payments on the Subsequent Contracts received by the Seller that belong to the Purchaser under the terms of this Agreement.

         SECTION  2.3.   Conditions  to  Sale  of  Subsequent   Contracts.   The
Purchaser's obligations hereunder are subject to the following conditions:

                  (a) The Purchaser shall have received: the Sale and Servicing Agreement executed by all the parties thereto, the documents listed in
         Section 3.01D of the Sale and Servicing Agreement, and such other opinions and documents as the Purchaser may reasonably require in connection with the purchase of the Subsequent Contracts hereunder or the sale of the Notes and Certificates;

                  (b) The representations and warranties with respect to the Subsequent Contracts of (i) the Seller and the Servicer made in the Sale and Servicing Agreement and (ii) the Seller made in the Purchase Agreement and this Agreement shall be true and correct with respect to the Subsequent Contracts on the Subsequent Transfer Date; and

                  (c) The conditions for transfer of the Subsequent Contracts from the Purchaser to the Trust set forth in Section 3.01D of the Sale and Servicing Agreement have been fulfilled.

         SECTION 2.4. Examination of Files. The Seller will make the Contract Files with respect to the Subsequent Contracts available to the Purchaser or its agent for examination at the Trust's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.

         SECTION 2.5. Transfer of Subsequent Contracts. Pursuant to the Sale and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Subsequent Contracts to the Trust for the benefit of the Securityholders. The Purchaser has the right to assign its interest under this Agreement as may be required to effect the purposes of the Sale and Servicing Agreement, by written notice to the Seller and without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER;
                             REPURCHASE OF CONTRACTS

         SECTION 3.1.  Representations and Warranties of the Seller.

                  (a) The representations and warranties of the Seller contained in Article III of the Sale and Servicing Agreement with respect to the Subsequent Contracts are incorporated herein, and are made to the Purchaser on the Subsequent Transfer Date, as if set forth herein and as if made to the Purchaser on the date hereof. The Seller will make such representations and warranties in the Sale and Servicing Agreement directly to the Trust and will become obligated in respect of such representations and warranties pursuant to Article III of the Sale and Servicing Agreement. On the Subsequent Transfer Date, the Seller shall deliver to the Purchaser an Officers' Certificate, dated the Subsequent Transfer Date, to the effect that the representations and warranties made in the Sale and Servicing Agreement with respect to the Subsequent Contracts by the Seller are true and correct as of the Subsequent Transfer Date.

                  (b) It is understood and agreed that the representations and warranties incorporated by reference in this Agreement by Section 3.1. A hereof shall remain operative and in full force and effect, shall survive the transfer and conveyance of the Subsequent Contracts by the Seller to the Purchaser and by the Purchaser to the Trust, and shall inure to the benefit of the Purchaser, the Trust and their successors and permitted assignees.

                  (c) The Seller shall indemnify the Purchaser and the Servicer and hold the Purchaser and the Servicer harmless against any loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained or incorporated by reference in this Agreement. It is understood and agreed that the obligation of the Seller set forth in this Section 3.1 to indemnify the Purchaser and the Servicer as provided in this Section 3.1. constitutes the sole remedy of the Purchaser and the Servicer respecting a breach of the foregoing representations and warranties. The Trust shall also have the remedies provided in the Sale and Servicing Agreement.

         (d) Each indemnified party shall give prompt notice to the Seller of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement, unless the failure to notify materially prejudices the rights and condition of the Seller. The Seller shall be entitled to participate in any such action, and to assume the defense thereof, and after notice from the Seller to an indemnified party of its election to assume the defense thereof, the Seller will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

         (e) Any cause of action against the Seller or relating to or arising out of the breach of any representations and warranties made or incorporated by reference in this Section 3.01 shall accrue as to any Subsequent Contract upon
(i) discovery of such breach by the Purchaser or the Servicer or notice thereof by the Seller to the Purchaser and the Servicer, (ii) failure by the Seller to cure such breach and (iii) demand upon the Seller by the Purchaser for all amounts payable in respect of such Subsequent Contract.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

         SECTION 4.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

         SECTION  4.2.  Counterparts.   For  the  purpose  of  facilitating  the
execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 4.3. Termination. The Seller's obligations under this Agreement shall survive the sale of the Subsequent Contracts to the Purchaser.

         SECTION 4.4. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 4.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by first class mail, postage prepaid, to (i) in the case of the Seller, The CIT Group/Sales Financing, Inc., 650 CIT Drive, Livingston, New Jersey 07039, Attention: President, or such other address as may hereafter be furnished to Purchaser in writing by the Seller, or (ii) in the case of the Purchaser, The CIT Group Securitization Corporation II, 650 CIT Drive, Livingston, New Jersey 07039, Attention: President, or such other address as may hereafter be furnished to the Seller by the Purchaser.

         SECTION 4.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         SECTION 4.7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns, as may be permitted hereunder.

         SECTION 4.8. Opinion. The Counsel to the Seller shall deliver to the Purchaser and the Trustees an opinion in the form of Exhibit B hereto.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        THE CIT GROUP SECURITIZATION
                                        CORPORATION II,

                                           as Purchaser

                                        By: ___________________________________
                                                 Name:
                                                 Title:

                                        THE CIT GROUP/SALES FINANCING, INC.,

                                           as Seller

                                        By: ___________________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT A

                          List of Subsequent Contracts

                                                                       EXHIBIT B

                          [FORM OF OPINION OF COUNSEL]

                                     [Date]

[____________________],
         solely in its capacity as Indenture Trustee under the Sale and Servicing Agreement referred to herein

[____________________],
         solely in its capacity as Owner Trustee
         under the Sale and Servicing Agreement
         referred to herein

Ladies and Gentlemen:

         I  have  acted  as  counsel  to The  CIT  Group/Sales  Financing,  Inc.
("CITSF") and The CIT Group Securitization Corporation II, a Delaware corporation (the "Company"), in connection with the sale of CIT Marine Trust ____-_, Class A _____% Asset Backed Notes (the "Notes") and _____% Asset Backed Certificates (the "Certificates" and, collectively with the Notes, the "Securities"). The Notes represent obligations of, and the Certificates represent interests in, a trust, the CIT Marine Trust ____-_ (the "Trust"), consisting of a pool of installment sale contracts secured by new and used boats (collectively, the "Contracts") and certain related property. The Company purchased certain of the Contracts from CITSF (the "Initial Contracts") pursuant to a Purchase Agreement, dated as of ____________, ____, by and between CITSF and the Company. Additional Contracts are being purchased by the Company from CITSF (the "Subsequent Contracts") pursuant to the Subsequent Purchase Agreement dated as of ____________, ____ (the "Subsequent Purchase Agreement"). Pursuant to a Sale and Servicing Agreement, dated as of ____________, ____ (the "Sale and Servicing Agreement"), among the Company, CITSF and the Trust, the Company transferred the Initial Contracts to the Trust. The Company will also transfer, pursuant to the Sale and Servicing Agreement, the Subsequent Contracts to the Trust, the corpus of which will consist of each of the Initial Contracts and the Subsequent Contracts and certain other property transferred by the Company to the Trust.

         All capitalized terms used herein and not defined shall have the meanings assigned to them in the Subsequent Purchase Agreement.

         In rendering the following opinions, I have examined (i) the Subsequent Purchase Agreement; (ii) the Sale and Servicing Agreement; (iii) the Certificate of Incorporation of each of

CITSF and the Company; (iv) the By-laws of each of CITSF and the Company; (v) copies of certain unanimous consents adopted by the Board of Directors of the Company authorizing the issuance and sale of the Securities and the purchase of the Contracts; and (vi) copies of certain unanimous written consents of the Board of Directors of CITSF. I have also examined such other documents and made such investigations of law as I have considered necessary and appropriate for the purposes of the opinions expressed herein. I have assumed the authenticity of signatures on original documents and the conformity to the original of all documents submitted to me as certified, conformed or photostatic copies and have relied as to all matters of fact on certificates, representations or statements by officers of the Company or CITSF.

         In making my examination of agreements, instruments and other documents and in giving opinions herein, I have assumed that the Trustees have and had the power and capacity to execute and deliver such agreements, instruments and other documents and to perform all of their obligations thereunder and that such agreements, instruments and other documents were duly authorized by all requisite action by or on behalf of the Trustees were duly executed, acknowledged, as necessary, and delivered by or on behalf of and are the legal, valid and binding obligations of, and are enforceable in accordance with their terms against, the Trustees.

         Based upon, and subject to, the foregoing I am of the opinion that:

         1. The Subsequent Purchase Agreement has been duly authorized, executed and delivered by each of CITSF and the Company and constitutes the legal, valid and binding agreement of each of CITSF and the Company, and is enforceable against each of CITSF and the Company in accordance with its terms; the Subsequent Purchase Agreement is effective to transfer all of CITSF's right, title and interest in and to the Subsequent Contracts and other property described in Section 2.1 of the Subsequent Purchase Agreement to the Company; the Sale and Servicing Agreement is effective to transfer all of the Company's right, title and interest in and to such Subsequent Contracts and other property to the Trust subject to no prior liens or encumbrances.

         2. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under federal laws or the laws of the State of Delaware for the execution, delivery and performance by the Company of the Subsequent Purchase Agreement or the consummation of any other transaction contemplated thereby by the Company, except for those which have been obtained or except such as may be required under the Securities Act of 1933, as amended or the regulations promulgated thereunder or state securities or Blue Sky laws of any jurisdiction.

         3. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of Delaware for the execution, delivery and performance by CITSF of the Subsequent Purchase Agreement or the consummation of any other transaction contemplated thereby by CITSF except for those which have been obtained or except such as may be required under the Securities Act of 1933, as amended or the regulations promulgated thereunder or state securities or Blue Sky laws of any jurisdiction.

         I am furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to or relied on by any other person or for any other purpose.

         The foregoing opinion is given on the express understanding that the undersigned is an officer of the Company and CITSF and shall in no event incur any personal liability in connection with the said opinion.

                                           Very truly yours,

                       ASSIGNMENT OF SUBSEQUENT CONTRACTS

         For good and valuable consideration in the amount of $___________ paid by THE CIT GROUP SECURITIZATION CORPORATION II (the "Purchaser"), to THE CIT GROUP/SALES FINANCING, INC. (the "Seller"), CITSF does hereby sell, transfer, assign absolutely, set over and otherwise convey to the Purchaser as of the Subsequent Transfer Date (i) all the right, title and interest of the Company in and to the marine installment sales contracts set forth on Exhibit A to the Subsequent Purchase Agreement, dated as of ____________, ____, between the
Purchaser and the Seller (the "Subsequent Contracts") and all the rights, benefits, and obligations arising from and in connection with each Subsequent Contract, (ii) the security interests in the Subsequent Financed Boats granted by the Obligors pursuant to the Subsequent Contracts, (iii) all payments received by the Company on or with respect to the Subsequent Contracts on or after the Subsequent Cut-off Date (exclusive of payments with respect to Post Cut-off Date Insurance Add-Ons), (iv) the interest of the Company in any Subsequent Financed Boat (including any right to receive future Net Liquidation Proceeds) that secures the Subsequent Contracts and that shall have been repossessed by the Servicer by or on behalf of the Trust; (v) all rights of the Company to proceeds of Insurance Policies covering the Obligors and the Subsequent Contracts, (vi) the proceeds from any Servicer's Errors and Omissions Protection Policy, any fidelity bond and any blanket hazard policy, to the extent such proceeds relate to any Subsequent Financed Boat, (vii) all rights of recourse against any cosigner or under any personal guarantee with respect to the Subsequent Contracts (other than any right as against a Dealer under a Dealer Agreement), (viii) all proceeds in any way derived from any of the foregoing items, and (ix) all documents contained or required to be contained in the Contract Files relating to the Subsequent Contracts. The parties intend and agree that the conveyance of the Seller's right, title and interest in and to the Subsequent Contracts (and all rights, entitlements and amounts listed above) pursuant to this Agreement shall constitute an absolute sale. Certain capitalized terms used in this Assignment shall have the respective meanings assigned to them in the Sale and Servicing Agreement, dated as of ____________, ____, among The CIT Group Securitization Corporation II, CITSF and CIT Marine Trust ____-_.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of __________, ________.


                                        THE CIT GROUP/SALES FINANCING, INC.,

                                        By: ___________________________________
                                                 Name:
                                                 Title: